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                                                                   EXHIBIT 10.28

                                   EXHIBIT A

                      FIRST PREMIUM SERVICES, INCORPORATED
                             1992 STOCK OPTION PLAN


         1. PURPOSE OF THE PLAN. The FIRST PREMIUM SERVICES, INCORPORATED 1992 STOCK OPTION PLAN (hereinafter referred to as the "Plan") is intended to provide a means whereby key employees of FIRST PREMIUM SERVICES, INCORPORATED (hereinafter referred to as the "Company") and its related corporations may sustain a sense of proprietorship and personal involvement in the continued development and financial success of the Company, and to encourage them to remain with and devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its shareholders. Accordingly, the Company may grant one or more options to designated employees who shall then be entitled to acquire shares of the Company (hereinafter referred to as "Shares"), pursuant to the terms and conditions established herein and those conditions set forth in a Stock Option Agreement entered into pursuant to Paragraph 4(a) below. For purposes of the Plan, except as provided in Paragraph 4(d)(iv) below, a corporation shall be deemed a related corporation to FIRST PREMIUM SERVICES, INCORPORATED if such corporation would be a parent or subsidiary corporation (as defined in Section 425(e) and (f) of the Internal Revenue Code of 1986, as amended (hereinafter referred to as the "Code")) of FIRST PREMIUM SERVICES, INCORPORATED, provided "35 percent" is substituted for "50 percent" where it appears in Sections 425(e) and (f).

         2. ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Board of Directors of the Company (hereinafter referred to as the "Board"). The Board shall have sole authority from time to time to select the employees from among those eligible to whom Shares shall be sold under the Plan, to establish the number of such Shares which may be sold to each such employee and the time when certificates for such Shares shall be issued, and to prescribe the legend to be affixed to the certificate representing such Shares. The Board is also authorized to interpret the Plan and may from time to time adopt such rules, regulations, forms and agreements, not inconsistent with the provisions of the Plan, as it may deem advisable to carry out the Plan. All decisions made by the Board in administering the Plan shall be final.

         3. SHARES SUBJECT TO THE PLAN. The aggregate number of Shares which may be acquired by employees under the Plan shall not exceed Two Thousand Three Hundred (2,300) shares. Such Shares may consist of authorized but unissued shares or previously issued shares reacquired by the Company. Any Shares which remain unissued at the termination of the Plan shall cease to be subject to the Plan, but until termination of the Plan, the Company shall at all times make available sufficient Shares to meet the requirements of the Plan. The aggregate number of Shares which may be sold under the Plan shall be adjusted to reflect a stock dividend





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or stock split.  The Shares of stock which are subject to this Plan may be designated restricted stock and would therefore be subject to all accompanying rights and restrictions.

         4.      STOCK OPTIONS.

         (a) TYPE OF OPTIONS. Under the Plan, the Company may issue options which constitute Incentive Stock Options ("Incentive Options") under
Section 422 of the Code and options which do not constitute Incentive Options ("Nonqualified Options"). The grant of each option under the Plan shall be evidenced by a stock option agreement ("Stock Option Agreement") which shall be executed by the Company and the optionee as soon as practicable after such grant. The Stock Option Agreement shall expressly state or incorporate by reference the provisions of this Plan and state whether the option is an Incentive Option or Nonqualified Option.

         (b)     TERMS OF OPTIONS.  Except as provided in Subparagraphs (c) and
(d) below, each option granted under the Plan shall be subject to the terms and conditions set forth by the Board in the Stock Option Agreement including, but not limited to, option price, option term and accompanying exercise and vesting rights.

         (c) ADDITIONAL TERMS APPLICABLE TO ALL OPTIONS. Each option shall be subject to the following terms and conditions.

                 (i) WRITTEN NOTICE. An option may be exercised only by giving written notice to the Company specifying the number of Shares to be purchased.

                 (ii) METHOD OF PURCHASE. Upon exercise, the purchase price shall be paid by cash or personal check.

                 (iii) DEATH OF OPTIONEE. If an optionee dies prior to the exercise in full of any options, such options may only be exercised, if at all, by a member of the optionee's family who is designated as the recipient of such options under the optionee's will. If the optionee has no surviving family member or if the optionee fails to make a testamentary disposition of such options or dies intestate, the optionee's legal representative shall surrender such options to the Company and the Company shall make a cash payment to the optionee's estate equal to the product of (i) the difference between the fair market value (determined on the optionee's date of death) of the Shares subject to the option being surrendered and the option price, and (ii) the number of Shares which could have been acquired by the optionee under the option on the date of his death. The death of an optionee shall not accelerate any vesting rights provided for in the Stock Option Agreement. For purposes of this Subparagraph, a member of an optionee's family shall be limited to his parents, brothers and sisters, spouse, children (whether or not adopted) and grandchildren.





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                 (iv)     TRANSFERABILITY.  No option may be transferred by an
         optionee except by will or by the laws of descent and distribution.

         (d) ADDITIONAL TERMS APPLICABLE TO INCENTIVE OPTIONS. Each Incentive Option shall be subject to the following terms and conditions.

                 (i) OPTION PRICE. The option price per Share shall be 100% of the fair market value of such Share on the date the option is granted. Notwithstanding the preceding sentence, the option price per Share granted to an individual (hereinafter referred to as a "10% Shareholder") who, at the time such option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of a related corporation shall not be less than 110% of the fair market value of such Share on the date the option is granted.

                 (ii) TERM OF OPTION. No option may be exercised more than ten years after the date of grant and no option granted to a 10% Shareholder may be exercised more than five years after the date of grant.

                 (iii) ANNUAL EXERCISE LIMIT. The aggregate value of Shares which may be acquired during any calendar year by reason of the exercise of an option shall not exceed $100,000 multiplied by the number of calendar years (including the then current calendar year) that the optionee has been entitled to exercise options. For purposes of the preceding sentence, the fair market value of each Share shall be determined on the date the option with respect to such Share is granted.

                 (iv) RELATED CORPORATION. For purposes of this Subparagraph (d), a corporation shall be deemed a related corporation to FIRST PREMIUM SERVICES, INCORPORATED if such corporation is a parent or subsidiary corporation (as defined in Section 425(e) and (f) of the Code) of FIRST PREMIUM SERVICES, INCORPORATED.

         5. RIGHT OF ISSUANCE. The Company may sell Shares to any employee eligible to receive options under the Plan at any price determined by the Board. The Company may further distribute Shares to any employee eligible to receive options under the Plan as additional compensation to such employee. For all purposes of the Plan, such employee shall be deemed to have purchased such Shares at a purchase price of zero.

         6.      RIGHT OF FIRST REFUSAL.

         (a) NONREADILY TRADABLE SHARES. If any Shares issued under the Plan are not readily tradable on an established market on the date an employee or his successor intends to sell such





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Shares, the employee or his successor shall first offer such Shares to the
Company for purchase and the Company shall have thirty days to exercise its right to purchase such Shares. The employee or his successor shall be entitled to receive the fair market value of such Shares determined on the date the Company exercises its right to purchase such Shares. Payment may be made in a lump sum or in substantially equal annual or more frequent installments which shall not exceed a five year period. If the Board selects a method of deferred payment, the unpaid balance shall earn interest at a rate which is substantially equal to the rate at which the Company could borrow the amount due and shall be secured by a pledge of the Shares purchased or such other adequate security as agreed to by the Company and the employee or his successor. For purposes of this Paragraph, Shares shall be considered not readily tradable on an established market if such Shares are not publicly tradable or because such Shares are subject to a trading limitation under any Federal or state securities law or regulation which would make such Shares less freely tradable than stock not so restricted.

         (b) CORPORATE SALE OF STOCK. In the event the Board approves the sale of all or substantially all of the Company's stock, the Company shall have the right to purchase, upon notice to the employee, any Shares acquired by an employee pursuant to this Plan at a price equivalent to the price per share to be received by the Company. Payment may be made in a lump sum or in substantially equal annual or more frequent installments which shall not exceed a five year period. If the Board selects a method of deferred payment, any unpaid balance shall earn interest at a rate which is substantially equal to the rate at which the Company could borrow the amount due. The lump sum or initial installment payment shall be made to the employee on a date selected by the Board prior to, or within, thirty (30) days of the transaction's closing date.

         7. AMENDMENT OR TERMINATION OF THE PLAN. The Board may in its discretion terminate the Plan at any time with respect to any Shares which are not subject to issued but unexercised options, and may alter or amend the Plan or any part thereof from time to time.

         8. TERM OF PLAN. The Plan shall be effective upon the date of its adoption by the Board, provided that Incentive Options may be granted only if the Plan is approved by the shareholders of the Company within twelve months before or after the date of adoption of the Plan by the Board. Shares shall not be awarded under the Plan after the expiration of ten years from the effective date of the Plan.

         9. DELEGATION OF AUTHORITY. The Board may in its discretion appoint a committee (hereinafter referred to as the "Committee") of not less than two directors who shall serve at the pleasure of the Board to administer the Plan. The Board may delegate any authority conferred to the Board by this Plan to the Committee and any determination by the Committee shall be considered the equivalent of a determination by the Board.

         10. RIGHTS AS SHAREHOLDER. Upon delivery of any Share to an employee, such employee shall have all of the rights of a shareholder of the Company with respect to such Share,





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including the right to vote such Share and to receive all dividends or other distributions paid with respect to such Share.

         11. MERGER OR CONSOLIDATION. In the event the Company is merged or consolidated with another corporation and the Company is not the surviving corporation, the surviving corporation may elect to issue, under similar or identical terms to this Plan, new options to the Optionee granting him or her the right to purchase shares of the surviving corporation. If the surviving corporation does not elect to issue such options, the options granted to the employee pursuant to this Stock Option Plan and the Stock Option Agreement shall terminate and become null and void.

         12. EMPLOYMENT RELATIONSHIP. An employee shall be considered to be in the employment of the Company or a related corporation as long as he remains an employee of the Company or of the related corporation. Nothing herein shall confer on any employee the right to continued employment with the Company or with the related corporation or affect the right of the Company or the related corporation to terminate such employment.

         13. WITHHOLDING OF TAX. To the extent the award or issuance of Shares results in the receipt of compensation by an employee, the Company is authorized to withhold from any other cash compensation then or thereafter payable to such employee any tax required to be withheld by reason of the receipt of compensation resulting from the issuance of Shares. Alternatively, the employee may tender a personal check in the amount of tax required to be withheld.


                                   * * * * *





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                                   EXHIBIT B

                             STOCK OPTION AGREEMENT
                      FIRST PREMIUM SERVICES, INCORPORATED


Date of Grant: ___________________


         THIS GRANT is delivered by FIRST PREMIUM SERVICES, INCORPORATED, an Illinois corporation (the "Company"), to ___________________________
___________________________ ("Optionee"), an employee of the Company.

         WHEREAS, the Board of Directors of the Company has adopted the First Premium Services, Incorporated 1992 Stock Option Plan (the "Plan"); and

         WHEREAS, the Plan provides for the granting of stock options to eligible employees to purchase shares of the Company's Common Stock, par value $1.00 per share (the "Stock"), in accordance with the terms and provisions thereof; and

         WHEREAS, the Board of Directors considers Optionee to be a person who is eligible for this grant and has determined that it would be in the best interest of the Company to grant this stock option to him or her.

         NOW, THEREFORE, subject to the terms and conditions of the Plan, which is incorporated herein by reference, and of this Agreement, the parties agree as follows.

         1. GRANT OF OPTION. The Board of Directors hereby grant to Optionee an option to purchase up to _______________ shares of Stock at a price of $_______________ per share. This option is hereinafter referred to as the "Option" and the shares of stock purchasable upon exercise of the Option are sometimes referred to hereinafter as the "Option Shares."

         2. VESTING RIGHTS. Optionee may exercise his or her right to purchase ________________________________________ percent (________%) of the total number of Option Shares subject to this grant for each completed twelve calendar month period in which the Optionee has been employed by the Company. These option rights may be exercised singularly or on a cumulative basis.

         3. TERMINATION OF OPTION. To the extent not previously exercised, an Option shall immediately terminate and become null and void once Optionee is no longer employed by the Company or a related corporation. This provision shall not apply to termination by reason of death.





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         4.      OPTIONEE'S REPRESENTATIONS.  As a condition to the exercise of this Option, the Optionee shall represent to the Company that the Shares being acquired under this Option are for investment and not with a present view toward distribution or resale, unless counsel for the Company is then of the opinion that such a representation is not required under any applicable law, regulation or rule of any governmental agency. This Option may not be exercised if the issuance of Shares upon such exercise would constitute a violation of any applicable federal or state securities law or any other valid law or regulation.

         5. TRANSFERABILITY. This Option may not be transferred in any manner except by will or by the laws of descent and distribution, and may be exercised during the lifetime of the Optionee only by him or her. The terms of this Option shall be binding upon the Optionee's executors, administrators, heirs, assigns and successors.

         6. TERM. The Option may not be exercised more than ________________________________ (________) years after the Date of Grant specified above.

         7. AMENDMENT. This Option may be amended by the Board of Directors at any time (i) if the Board determines, in its sole discretion, that amendment is necessary or advisable as a consequence of any addition to, or change in, the Internal Revenue Code of 1986, as amended, or in the regulations issued thereunder, or any federal or state securities law or regulation, which change occurs after the Date of Grant and by its terms applies to the Option; or (ii) with the consent of Optionee.

         8. INCORPORATION BY REFERENCE. The Option is granted pursuant to the terms of the Plan, which is hereby incorporated herein by reference, and this Agreement shall in all respects be interpreted in accordance with the Plan. All Board of Director interpretations and determinations shall be conclusive and binding on the parties hereto and on any other person claiming an interest hereunder.

         9. GOVERNING LAW. The validity, construction, interpretation and effect of this Agreement shall exclusively be governed by and determined in accordance with the law of the State of Illinois, except to the extent preempted by federal law.

         10.     OPTION TYPE.  (Check One).

                 / / This Option is intended to constitute an Incentive Stock Option as defined under Section 422 of the Internal Revenue Code of 1986, as amended.

                 / / This Option is not intended to constitute an Incentive Stock Option.





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         IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this Agreement, and Optionee has placed his or her signature herein, effective as of the Date of Grant.

                                        FIRST PREMIUM SERVICES,
                                        INCORPORATED


                                        By:_____________________________________
                                        Its:____________________________________


ATTEST:


         The Optionee acknowledges that he or she has received a copy of the Plan and is familiar with the terms and conditions set forth therein. The Optionee agrees to accept as binding, conclusive and final all decisions and interpretations of the Board of Directors and, where applicable, any committee appointed by the Board of Directors to administer the Plan. As a condition to the exercise of this Option, the Optionee authorizes the Company to withhold from any regular cash compensation payable by the Company any taxes required to be withheld under any federal, state or local law as a result of exercising this Option.

Dated: ___________________


                                        By:_____________________________________
                                           Optionee





                         (To be executed in duplicate)





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